Exhibit 99.1

Olenox Industries Announces Strategic Reorganization of Subsidiary SG Echo LLC to Strengthen Long-Term Growth

CONROE, Texas, May 4, 2026 (GLOBE NEWSWIRE) — Olenox Industries Inc. (NASDAQ: OLOX) (“Olenox” or the “Company”), a vertically integrated energy company focused on oil and gas, energy services, and energy technologies, today announced that its wholly owned subsidiary, SG Echo LLC (“SG Echo”), has initiated a voluntary Chapter 11 reorganization proceeding in the United States Bankruptcy Court for the Eastern District of Oklahoma.

The filing applies solely to SG Echo and does not involve Olenox Industries Inc. or any of its other subsidiaries or affiliates, all of which continue normal operations without interruption.

SG Echo is pursuing this court-supervised process as part of a proactive strategy to strengthen its financial foundation, streamline operations, and position the business for sustainable long-term growth. The Company expects SG Echo to continue operating in the ordinary course throughout the reorganization process.

“Over the past several months, we have taken meaningful steps to enhance SG Echo’s operational efficiency, including the successful relocation of its manufacturing facility to Conroe, Texas,” said Mike McLaren, Chief Executive Officer and Chairman of the Board. “This reorganization represents a constructive path forward, enabling SG Echo to significantly reduce its liabilities—by an estimated $2 million—and emerge as a stronger, more resilient business with improved cash flow generation.”

Chief Financial Officer Patricia Kaelin added, “This process provides SG Echo with the flexibility and tools needed to address legacy obligations while accelerating its transformation into a leaner, more efficient operation. We view this as an important milestone in unlocking long-term value for our shareholders.

The financial restructuring will be implemented through a plan of reorganization, subject to court approval, and is designed to support SG Echo’s continued operations while enhancing its competitive positioning.

Olenox remains focused on delivering high-quality products and services across its core markets, including modular infrastructure, oil and gas, energy services, and energy technologies.

About Olenox Industries Inc.

Olenox Industries Inc. (NASDAQ: OLOX) is a vertically integrated energy company operating across multiple business lines, including oil and gas, energy services, and energy technologies. The Company is focused on acquiring, optimizing, and scaling energy-related infrastructure and operating assets across key U.S. markets.

Forward-Looking Statements

This press release contains “forward-looking statements”. Forward-looking statements reflect our current view about future events. When used in this press release, the words “anticipate,” “believe,” “estimate,” “expect,” “future,” “intend,” “plan,” “poised” “restructuring,” or the negative of these terms and similar expressions, as they relate to us or our management, identify forward-looking statements. Such statements include, but are not limited to, statements contained in this press release relating to our business strategy, our future operating results and liquidity, and capital resources outlook. Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy, and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict. Our actual results may differ materially from those contemplated by the forward-looking statements. They are neither statements of historical fact nor guarantees of future performance. We caution you therefore against relying on any of these forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, without limitation, SG Echo’s ability to successfully reorganize through the bankruptcy process, the Company’s ability to raise capital to fund continuing operations; competition from other providers and products; the Company’s ability to develop and commercialize products and services; changes in government regulation; the Company’s ability to complete capital raising transactions; the Company’s operations and results of operations and other factors relating to our industry. Actual results may differ significantly from those anticipated, believed, estimated, expected, intended, or planned. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We cannot guarantee future results, levels of activity, performance, or achievements. The Company assumes no obligation to update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of this release.

Investors: investors@olenox.com

Source: Olenox Industries Inc.